TRANSITION SERVICES AGREEMENT

          This TRANSITION SERVICES AGREEMENT (the "Agreement") is entered into as of the 4th day of February, 2004 between Transocean Holdings Inc., a Delaware corporation ("Transocean Holdings"), and TODCO, a Delaware corporation ("TODCO").

          WHEREAS, Transocean Inc., a Cayman Islands company ("Transocean"), Transocean Holdings and TODCO currently contemplate that TODCO will make an initial public offering ("IPO") of shares of TODCO Class A Common Stock held by Transocean and Transocean Holdings;

          WHEREAS, TODCO, as a wholly-owned Subsidiary, has previously received certain administrative and support services from Transocean Holdings and its Affiliates; and

          WHEREAS, in order to effect an orderly transition by TODCO to a separate, stand-alone entity following the IPO, TODCO desires Transocean Holdings and its Affiliates to provide the services described herein.

          NOW, THEREFORE, in consideration of the premises and the agreements set forth in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound hereby, agree as follows:

                                    ARTICLE I
                                   DEFINITIONS

          SECTION  1.1     Definitions.  The  following  terms  shall  have  the
                           -----------
meaning ascribed thereto for purposes of this Agreement, including all exhibits hereto:

          (a) "Annual Compensation" shall mean, with respect to an individual employee of a party for purposes of determining the employee's hourly billing rate hereunder, such employee's annual base salary as adjusted from time to time during the pertinent billing period plus the employee's annual bonus accrual during such pertinent billing period.

All other capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Master Separation Agreement ("Separation Agreement") entered into as of the date hereof among Transocean Holdings, TODCO and Transocean.

                                   ARTICLE II
                                    SERVICES

          SECTION 2.1     Services.  Subject to the terms and conditions of this
                          --------
Agreement, Transocean Holdings, acting through its and/or its Affiliates' respective employees, agents, contractors or independent third parties, agrees to provide or cause to be provided to TODCO and its Subsidiaries the services set forth in Exhibits I-V hereto (including any additional services provided pursuant to Section 2.3, all of such services collectively referred to herein as the "Services). At all times during the performance of the Services, all Persons performing such Services (including agents, temporary employees, independent third parties and consultants) shall be construed as being independent from the TODCO Group and such Persons shall not be considered or deemed to be an employee of any member of the TODCO Group nor entitled to any employee benefits of TODCO as a result of this Agreement. TODCO acknowledges and agrees that, except as may be expressly set forth herein as a Service (including an additional Service to be provided pursuant to Section 2.3 below) or otherwise expressly set forth in the Separation Agreement or an Ancillary Agreement, no member of the Transocean Group shall be obligated to provide, or cause to be provided, any service or goods to any member of the TODCO Group.

          SECTION  2.2     Service  Coordinators.  Each  party  will  nominate a
                           ----------------------
representative to act as the primary contact with respect to the provision of the Services as contemplated by this Agreement (the "Service Coordinators"). The initial Service Coordinators shall be Brenda Masters for Transocean Holdings and Scott O'Keefe for TODCO. Unless Transocean Holdings and TODCO otherwise agree, Transocean Holdings and TODCO agree that all notices and communications relating to this Agreement other than those day to day communications and billings relating to the actual provision of the Services shall be directed to the Service Coordinators in accordance with Section 11.2 hereof.

          SECTION  2.3     Additional  Services.  From  the date hereof until 12
                           ---------------------
months following the IPO Closing Date (the "Extension Period") but in any event subject to any limitations set forth in the Exhibits hereto, TODCO may request additional Services from Transocean Holdings by providing written notice. Upon the mutual written agreement as to the nature, cost, duration and scope of such additional Services, Transocean Holdings and TODCO shall supplement in writing the Exhibits hereto to include such additional Services. These additional Services shall not extend past the end of the Extension Period.

          SECTION  2.4     Third  Party Services. Transocean Holdings shall have
                           ---------------------
the right to hire third party subcontractors to provide all or part of any Service hereunder; provided, that, in the event such subcontracting is inconsistent with past practices and the practice applied by Transocean generally from time to time within its own organization, Transocean Holdings shall obtain the prior written consent of TODCO, which consent shall not be unreasonably withheld.

          SECTION  2.5     Standard of Performance; Limitation of Liability. The
                           ------------------------------------------------
Services to be provided hereunder shall be performed with the same general degree of care as when performed within the Transocean organization. In the event Transocean Holdings or its Affiliates fail to provide, or cause to be provided, the Services in accordance herewith, the sole and exclusive remedy of TODCO shall be to, at TODCO's sole discretion, either (i) have the Service reperformed, or (ii) not pay for such Service, or if payment has already been made, receive a refund of the payment made for such defective service; provided that in the event Transocean Holdings defaults in the manner described in
Section 7.1(ii), TODCO shall have the further rights set forth in Section 7.1. EXCEPT AS EXPRESSLY SET FORTH IN THIS SECTION 2.5, NO REPRESENTATIONS OR WARRANTIES OF ANY KIND, IMPLIED OR EXPRESSED, ARE MADE BY TRANSOCEAN HOLDINGS OR ITS AFFILIATES WITH RESPECT TO THE SERVICES UNDER THIS AGREEMENT AND ALL SUCH REPRESENTATIONS OR WARRANTIES ARE HEREBY WAIVED AND DISCLAIMED.

TODCO HEREBY EXPRESSLY WAIVES ANY RIGHT TODCO MAY OTHERWISE HAVE FOR ANY LOSSES, TO ENFORCE SPECIFIC PERFORMANCE OR TO PURSUE ANY OTHER REMEDY AVAILABLE IN CONTRACT, AT LAW OR IN EQUITY IN THE EVENT OF ANY NON-PERFORMANCE, INADEQUATE PERFORMANCE, FAULTY PERFORMANCE OR OTHER FAILURE OR BREACH BY TRANSOCEAN HOLDINGS OR ITS AFFILIATES UNDER OR RELATING TO THIS AGREEMENT, NOTWITHSTANDING THE NEGLIGENCE (WHETHER SOLE, JOINT OR CONCURRENT OR ACTIVE OR PASSIVE) OR GROSS NEGLIGENCE OF TRANSOCEAN HOLDINGS OR ITS AFFILIATES OR ANY OTHER PERSON INVOLVED IN THE PROVISION OF SERVICES AND WHETHER DAMAGES ARE ASSERTED IN CONTRACT OR TORT, UNDER FEDERAL, STATE OR NON U.S. LAWS OR OTHER STATUTE OR OTHERWISE.

          SECTION  2.6     Conflict  with  Laws.  Notwithstanding  any  other
                           --------------------
provision hereof, Transocean Holdings shall not be required to provide a Service to the extent the provision thereof would violate or contravene an applicable Law. To the extent that the provision of any such Service would violate an applicable Law, the parties agree to work together in good faith to provide such Service in a manner which would not violate any Law.

                                   ARTICLE III
                                 SERVICE CHARGES

          SECTION  3.1     Compensation.  Each  Service  will be provided at the
                           ------------
price  indicated  in  the  corresponding  Exhibit  hereto.

                                   ARTICLE IV
                                     PAYMENT

          SECTION  4.1     Payment.  Charges  for  Services  shall  be  invoiced
                           -------
monthly by Transocean Holdings or, at the option of Transocean Holdings, the Transocean Holdings Affiliate providing the Service. TODCO shall make the corresponding payment no later than 30 calendar days after receipt of the invoice. Each invoice shall be directed to the TODCO Service Coordinator or such other person designated in writing from time to time by such Coordinator. The invoice shall set forth in reasonable detail for the period covered by such invoice: (i) the Services rendered, (ii) the basis for the calculation of the costs as set forth in Section 3.1 if applicable, and (iii) such additional information as TODCO may reasonably request at least 30 days in advance of the billings for a particular Service. In the event there is any dispute with respect to an invoice, TODCO shall make the payment for all non-disputed portions in accordance herewith.

                                    ARTICLE V
                                      TERM

          SECTION  5.1     Term.  The term of this Agreement shall commence upon
                           ----
the IPO Closing Date and shall continue in force until the termination of all Services in accordance with the duration of such Services set forth in the Exhibits hereto or as otherwise set forth herein.

                                   ARTICLE VI
                           DISCONTINUATION OF SERVICES

          SECTION 6.1     Discontinuation of Services. Except for those Services
                          ---------------------------
for which a minimum duration has been set in the Exhibits hereto, either party may, with the other party's prior written consent (which consent shall not be unreasonably withheld), elect to discontinue any individual Service from time to time.

                                   ARTICLE VII
                                     DEFAULT

          SECTION 7.1     Termination for Default. In the event (i) of a failure
                          -----------------------
of  TODCO to pay for Services in accordance with the terms of this Agreement, or
(ii) of a failure of Transocean Holdings to perform, or cause to be performed, the Services in accordance with the terms of this Agreement which failure results or could reasonably result in a material adverse impact on the business, operations or financial results of TODCO, then in either case the non-defaulting party shall have the right, at its sole discretion, to terminate this Agreement if the defaulting party has (A) failed to cure the default within 30 days of receipt of the written notice of default or, (B) if such default is not reasonably susceptible to cure within a 30 day period, taken action within 30 days of receipt of the written notice of default reasonably designed to cure such default as soon as is reasonably practicable. TODCO's right to terminate this Agreement set forth in (ii) above and the rights set forth in Section 2.5 shall constitute TODCO's sole and exclusive rights and remedies for a breach by Transocean Holdings hereunder (including without limitation any breach caused by an Affiliate of Transocean Holdings or other third party providing a Service hereunder).

                                  ARTICLE VIII
                                 INDEMNIFICATION

          SECTION 8.1     Personal Injury. EACH PARTY (AS AN INDEMNIFYING PARTY)
                          ---------------
SHALL ASSUME ALL LIABILITY FOR AND SHALL RELEASE, DEFEND, INDEMNIFY AND HOLD THE OTHER PARTY, ITS AFFILIATES AND THEIR RESPECTIVE EMPLOYEES, OFFICERS, DIRECTORS AND AGENTS (ALL AS INDEMNIFIED PARTIES) FREE AND HARMLESS FROM AND AGAINST ALL LOSSES IN CONNECTION HEREWITH IN RESPECT OF INJURY TO OR DEATH OR SICKNESS OF ANY EMPLOYEE, AGENT OR REPRESENTATIVE OF THE INDEMNIFYING PARTY, ITS AFFILIATES OR THEIR CONTRACTORS OR SUBCONTRACTORS OF ANY TIER, HOWSOEVER ARISING AND WHETHER OR NOT CAUSED BY THE NEGLIGENCE (WHETHER SOLE, JOINT OR CONCURRENT OR ACTIVE OR PASSIVE) OR GROSS NEGLIGENCE OF THE INDEMNIFIED PARTIES, EXCEPT TO THE EXTENT SUCH LOSS IS CAUSED BY THE WILLFUL MISCONDUCT OF AN INDEMNIFIED PARTY.

          SECTION 8.2     Property Damage. EACH PARTY (AS AN INDEMNIFYING PARTY)
                          ---------------
SHALL ASSUME ALL LIABILITY FOR AND SHALL RELEASE, DEFEND, INDEMNIFY AND HOLD THE OTHER PARTY, ITS AFFILIATES AND THEIR RESPECTIVE EMPLOYEES, OFFICERS, DIRECTORS AND AGENTS (ALL AS INDEMNIFIED PARTIES) HARMLESS FROM AND AGAINST ALL LOSSES IN

CONNECTION HEREWITH IN RESPECT OF LOSS OF OR DAMAGE TO PROPERTY OWNED BY SUCH INDEMNIFYING PARTY, ITS AFFILIATES, THEIR CONTRACTORS OR SUBCONTRACTORS OF ANY TIER OR THEIR RESPECTIVE EMPLOYEES, AGENT OR REPRESENTATIVE, HOWSOEVER ARISING AND WHETHER OR NOT CAUSED BY THE NEGLIGENCE (WHETHER SOLE, JOINT OR CONCURRENT OR ACTIVE OR PASSIVE) OR GROSS NEGLIGENCE OF THE INDEMNIFIED PARTIES, EXCEPT TO THE EXTENT SUCH LOSS IS CAUSED BY THE WILLFUL MISCONDUCT OF AN INDEMNIFIED PARTY.

          SECTION  8.3     Services  Received.  TODCO  hereby  acknowledges  and
                           ------------------
agrees  that:

          (a) the Services to be provided hereunder are subject to and limited by the provisions of Section 2.5 - Standard of Performance; Limitation of Liability, Section 7.1 - Termination for Default and the other provisions hereof, including without limitation, the limitation of remedies available to TODCO which restricts available remedies resulting from a Service not provided in accordance with the terms hereof to either non-payment or reperformance of such defective Service and, in certain limited circumstances, the right to terminate this Agreement;

          (b) the Services are being provided solely to facilitate the transition of TODCO to a separate company as a result of the IPO, and Transocean Holdings and its Affiliates do not provide any such Services to non-Affiliates;

          (c) it is not the intent of Transocean Holdings and its Affiliates to render, nor of TODCO to receive from Transocean Holdings and its Affiliates, professional advice or opinions, whether with regard to tax, legal, treasury, finance, employment or other matters, or technical advice, whether with regard to information technology or other matters; TODCO shall not rely on any Service rendered by or on behalf of Transocean Holdings for such professional advice or opinions or technical advice; and TODCO shall seek all third party professional advice and opinions or technical advice as it may desire or need, and in any event TODCO shall be responsible for and assume all risks associated with the Services, except to the limited extent set forth in Sections 2.5 and 7.1; and

          (d) a material inducement to Transocean Holdings' agreement to provide the Services is the limitation of liability set forth herein and the release and indemnity provided by TODCO.

          ACCORDINGLY, EXCEPT WITH REGARD TO THE LIMITED REMEDIES AND INDEMNITIES EXPRESSLY SET FORTH HEREIN, TODCO SHALL ASSUME ALL LIABILITY FOR AND SHALL FURTHER RELEASE, DEFEND, INDEMNIFY AND HOLD THE OTHER PARTY, ITS AFFILIATES AND THEIR RESPECTIVE EMPLOYEES, OFFICERS, DIRECTORS AND AGENTS (ALL AS INDEMNIFIED PARTIES) FREE AND HARMLESS FROM AND AGAINST ALL LOSSES RESULTING FROM, ARISING UNDER OR RELATED TO THE SERVICES, HOWSOEVER ARISING AND WHETHER OR NOT CAUSED BY THE NEGLIGENCE OR GROSS NEGLIGENCE OF TRANSOCEAN HOLDINGS, ITS AFFILIATES OR ANY THIRD PARTY SERVICE PROVIDER.

                                   ARTICLE IX
                                 CONFIDENTIALITY

          SECTION  9.1     Confidentiality.  TODCO  and Transocean Holdings each
                           ---------------
acknowledge and agree that the terms of Section 7.13 - Confidentiality of the Separation Agreement shall apply to information, documents, plans and other data made available or disclosed by one party to the other in connection with this Agreement.

                                    ARTICLE X
                                  FORCE MAJEURE

          SECTION  10.1     Performance  Excused.  Continued  performance  of  a
                            --------------------
Service may be suspended immediately to the extent caused by any event or condition beyond the reasonable control of the party suspending such performance including acts of God, fire, labor or trade disturbance, war, civil commotion, compliance in good faith with any Law, unavailability of materials or other event or condition whether similar or dissimilar to the foregoing (a "Force Majeure Event").

          SECTION 10.2     Notice.  The party claiming suspension due to a Force
                           ------
Majeure Event will give prompt notice to the other of the occurrence of the Force Majeure Event giving rise to the suspension and of its nature and anticipated duration.

          SECTION  10.3     Cooperation.  The  parties shall cooperate with each
                            -----------
other to find alternative means and methods for the provision of the suspended Service.

                                   ARTICLE XI
                                  MISCELLANEOUS

          SECTION 11.1     Construction Rules.  The article and section headings
                           ------------------
contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. As used in this Agreement, unless otherwise provided to the contrary, (i) all references to days or months shall be deemed references to calendar days or months and (ii) any reference to a "Section," "Article" or "Appendix" shall be deemed to refer to a section or article of this Agreement or an appendix to this Agreement. The words "hereof," "herein" and "hereunder" and words of similar import referring to this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement. Whenever the words "include," "includes" or "including" are used in this Agreement, they shall be deemed to be followed by the words "without limitation." Unless otherwise specifically provided for herein, the term "or" shall not be deemed to be exclusive.

          SECTION  11.2     Notices.  All  notices  and  other  communications
                            -------
hereunder shall be in writing and shall be deemed given upon (i) a transmitter's confirmation of a receipt of a facsimile transmission, (ii) confirmed delivery of a standard overnight courier or when delivered by hand or (iii) the expiration of five business days after the date mailed by certified or registered mail (return receipt requested), postage prepaid, to the parties at the following addresses (or at such other addresses for a party as shall be specified by like notice):

If to Transocean Holdings, to:
      Transocean Holdings Inc.
      Attention: Corporate Controller
      4 Greenway Plaza
      Houston, Texas 77046
      Facsimile: (713) 232-7020

If to TODCO, to:
      TODCO
      Attention: Chief Financial Officer
      2000 West Sam Houston Parkway, South
      Suite 800
      Houston, Texas 77042
      Facsimile: (713) 278-6100

          SECTION  11.3     Assignment,  Binding Effect.  Neither this Agreement
                            ---------------------------
nor any of the rights, benefits or obligations hereunder may be assigned or delegated by TODCO or Transocean Holdings (whether by operation of law or otherwise) without the prior written consent of the other party; provided however that the foregoing shall in no way restrict the performance of a Service by an Affiliate of Transocean Holdings or a third party as otherwise allowed hereunder.

          SECTION  11.4     No  Third  Party  Beneficiaries.  Nothing  in  this
                            -------------------------------
Agreement, express or implied, is intended to or shall confer upon any Person (other than TODCO, Transocean Holdings and any Transocean Holdings Affiliate providing Services hereunder or their respective successors or permitted assigns) any legal or equitable right, benefit or remedy of any nature whatsoever under or by reason of this Agreement, and no Person (except as so specified) shall be deemed a third-party beneficiary under or by reason of this Agreement.

          SECTION 11.5     Amendment.  No amendments, additions to, alterations,
                           ---------
modifications or waivers of all or any part of this Agreement shall be of any effect, whether by course of dealing or otherwise, unless explicitly set forth in writing and executed by both parties hereto. If the provisions of this Agreement and the provisions of any purchase order or order acknowledgment written in connection with this Agreement conflict, the provisions of this Agreement shall prevail.

          SECTION  11.6     Waiver.  The  waiver by any party hereto of a breach
                            -------
of any provision of this Agreement shall not operate or be construed as a waiver of any subsequent breach. The failure of any party to require performance of any provision of this Agreement shall not affect any parties right to full performance thereof at any time thereafter.

          SECTION  11.7     Severability.  If any provision of this Agreement or
                            ------------
the application of any such provision to any Person or circumstance shall be declared judicially to be invalid, unenforceable or void, such decision shall not have the effect of invalidating or voiding the remainder of this Agreement, it being the intent and agreement of TODCO and Transocean Holdings that this Agreement shall be deemed amended by modifying such provision to the extent necessary to render it valid, legal and enforceable while preserving its intent or, if such modification is not possible, by substituting therefor another provision that is legal and enforceable and that achieves the same objective.

          SECTION  11.8     Counterparts.  This Agreement may be executed in two
                            ------------
or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one agreement binding on TODCO and Transocean Holdings.

          SECTION  11.9     Governing Law.  This Agreement shall be governed by,
                            -------------
and construed in accordance with, the laws of the State of Texas without giving effect to the conflicts of law principles thereof.

          SECTION  11.10     Arbitration.  All  disputes and controversies which
                             -----------
may arise out of or in connection with this Agreement and are not resolved through good faith negotiation shall be settled by binding arbitration. The arbitration will take place in Houston, Texas and shall be conducted in accordance with the procedures of the Center for Public Resources of New York ("CPR"). The dispute shall be decided by a single arbitrator selected by the parties; provided the parties are able to agree as set forth herein. The arbitration shall be initiated by providing written notice to the other party. The party so initiating the proceedings shall provide the other party in writing three (3) names of potential arbitrators within fifteen (15) days of giving notice to initiate arbitration. The other party will thereafter have thirty (30) days to either select one of the three individuals or reject all three (a "Rejection"). Failure to timely respond shall be deemed a Rejection. Should the parties be unable to agree on a single arbitrator, each shall choose a single arbitrator within fifteen (15) days of the Rejection by providing written notice to the other party, and the two (2) arbitrators shall mutually select the third. The award of the arbitration shall be final and binding upon both parties and may be enforced in any court of competent jurisdiction.

          SECTION  11.11     Relationship  of  Parties.  This Agreement does not
                             -------------------------
create a fiduciary relationship, partnership, joint venture or relationship of trust or agency between the parties.

          SECTION  11.12     Further  Assurances.  From time to time, each party
                             -------------------
agrees to execute and deliver such additional documents, and will provide such additional information and assistance as any party may reasonably require to carry out the terms of this Agreement.

          SECTION  11.13     Regulations.  All  employees of Transocean Holdings
                             -----------
and its Affiliates shall, when on the property of TODCO, conform to the rules and regulations of TODCO concerning safety, health and security which are made known to such employees in advance in writing.

          SECTION  11.14     Survival.  The parties agree that Articles VIII and
                             --------
IX will survive the termination of this Agreement and that any such termination shall not affect any obligation for the payment of Services rendered prior to termination.

          IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of this 4th day of February, 2004.

                                       TRANSOCEAN HOLDINGS INC.


                                       By:  /s/  Eric B. Brown
                                          -----------------------------------
                                       Name: Eric B. Brown
                                       Title: Vice President and Secretary



                                       TODCO


                                       By:  /s/  T. Scott O'Keefe
                                          -----------------------------------
                                       Name: T. Scott O'Keefe
                                       Title: Senior Vice President and
                                              Chief Financial Officer

                                    EXHIBIT I

       TO TRANSITION SERVICES AGREEMENT BETWEEN TODCO AND TRANSOCEAN INC.

                    INFORMATION TECHNOLOGY AND INFRASTRUCTURE
                    -----------------------------------------


Transocean Holdings shall provide or cause to be provided to the TODCO Group the information technology ("IT") Services described in this Exhibit I. As used in this Exhibit, unless the context requires otherwise, "Transocean" shall mean the Transocean Group, and "TODCO" shall mean the TODCO Group.

1.0  INFRASTRUCTURE  SERVICES

Transocean will allow TODCO access to Transocean's Wide Area Network ("WAN") via secure connections at its third party providers' Houston facility ("Houston Core"), currently Omnes. TODCO is responsible for the telecommunication lines between its Houston, Houma and other offices, on the one hand, and Transocean's Houston Core, on the other.

TODCO will be responsible for supporting all hardware which is located outside of Transocean's computer facility or Houston Core.

TODCO's access to Transocean's WAN through its full T-1 communication line will be for the following purposes:

- remote access to systems which are shared with Transocean including Peoplesoft Human Resources Management, Peoplesoft General Ledger,
     Peoplesoft  Asset  Management  and  ForeSite;

- remote access to inactive systems such as Infinium Human Resources, Payroll and General Ledger (including Essbase) to extract historical data;

-    routing  of  e-mail in accordance with Transocean's policies and practices;
     and

- secure access to the Internet for browsing and internet-based transactions. Capacity provided for Internet access will be limited to one 512k byte line.

TODCO will not be given access to Transocean's Intranet nor to the following features unless an integral part of the above applications:

-    Transocean's Corporate Directory ("LDAP") and Bulletin Boards;

-    Transocean's electronic documents system ("e-Docs"); or

-    remote dial-up to the WAN via TACACS access servers.

1.1  COST  OF  WAN  ACCESS  SERVICES

Transocean will invoice TODCO a monthly fee of $4,000 for providing access to its WAN to the extent defined in section 1.0. The monthly fee does not cover any of the costs relating to TODCO's WAN which will be funded directly by TODCO.

The monthly access fee has been computed using the estimated cost to TODCO for establishing similar services. No adjustment to the fee will be made for reduced utilization by TODCO, such as the elimination of the VPN link with Venezuela.

The monthly access fee will be reviewed and adjusted annually in the light of changes in the estimated cost to TODCO of establishing similar services. The Service Coordinators or their designated representative shall be responsible for such adjustment. All fee adjustments will be effective January 1 of each year.

1.2  DURATION  OF  WAN  ACCESS  SERVICES

TODCO will be required to utilize the Transocean's WAN in the manner prescribed by Transocean to obtain access to Transocean's systems so long as Transocean retains a majority voting interest in TODCO and is required to consolidate TODCO's financial results with those of Transocean.

Transocean will continue to provide TODCO with restricted access to the Transocean WAN for up to one year after the date on which TODCO's financial results are no longer required to be consolidated with those of Transocean to the extent that access to Transocean's accounting systems will be extended as described in Section 2 below. The extension will be provided at TODCO's written request in accordance with, and subject to the same termination provision set forth in, such Section 2.

2.0  ACCOUNTING  SYSTEMS

2.1  ACCOUNTING  SYSTEM  SERVICES

TODCO will have access as approved by Transocean's management for an agreed number of users to utilize Transocean's accounting systems, comprising Peoplesoft General Ledger ("PSGL"), Peoplesoft Asset Management ("PSAM"), International Financial Accounting System ("IFAS") and other supporting Microsoft Access-based applications for aging accounts receivable, recording cash transactions and billing inter-company transactions.

Transocean will provide TODCO with IT support for these accounting systems including routine system maintenance and ad hoc problem solving, development and installation of upgrades as deemed necessary by Transocean, data back-up and storage for those systems maintained in Transocean's central data facility. The Transocean IT department will not provide TODCO with TODCO-specific system enhancements, unless separately agreed and documented.

These Services do not include supporting ForeSite, Transocean's budgeting and forecasting software, to which TODCO's access is restricted under the terms established in Exhibit II, Accounting.

2.2  COST OF ACCOUNTING SYSTEMS SERVICES

Transocean will charge TODCO a fee of $10,000 per calendar month for access to its accounting systems. The monthly fee has been calculated by reference to the estimated cost to TODCO of installing and maintaining its own independent accounting system. The monthly fee will be reviewed each calendar year in the light of changes in cost to TODCO of installing its own accounting system. Any adjustment to the monthly fee must be mutually agreed in writing by the Service Coordinators and will be applicable from January 1 of each calendar year.

2.3  DURATION

TODCO will be required to utilize the Transocean accounting systems so long as Transocean retains a majority voting interest in TODCO and is required to consolidate TODCO's financial results.

Transocean will, upon TODCO's request, continue to provide TODCO with access to Transocean's accounting systems for up to one year after the date on which TODCO's financial results are no longer consolidated. The extension will be provided at TODCO's written request and will be granted by Transocean to allow TODCO the time necessary to install its own accounting systems and transfer its historical data from Transocean's. TODCO may early terminate the extension at any time by providing 90 days notice in writing.

3.   PROCUREMENT  SYSTEM

3.1  DESCRIPTION OF SERVICES

Transocean's IT department has designed and developed, in-house, a software application for TODCO's use in its procurement process, the Transocean Inc.
Procurement System ("TIPS"). TODCO will have nonexclusive ownership rights to TIPS, including the source code. Transocean will have a perpetual, royalty-free, nonexclusive license for use of TIPS, including the source code.

TODCO will provide and maintain the hardware required to run TIPS and Transocean will provide support for the installation and maintenance of the application version put into production. Such support will include routine system maintenance, system documentation, correction of program errors or "bugs" to the extent Transocean deems (in its sole discretion) the correction feasible without incurring additional costs, and general trouble-shooting. TODCO will be responsible for safeguarding, maintaining back-ups, storing data, and the production application programs.

3.2  COST OF SERVICES

Transocean will charge TODCO a fee of $5,000 per month to provide the support Services defined in 3.1. The monthly fee is based on an estimate of what an outside contractor would charge for similar services. The monthly fee will be reviewed annually and adjusted on a mutually agreed basis in the light of quotes provided by third parties for providing such a service.

Transocean will provide the application's source code, free of charge, at the time TODCO assumes responsibility for maintaining TIPS on an ongoing basis.

3.3  DURATION

It is agreed that TODCO will remove the use of the Transocean name and logo from the TIPS application within (6) six months of the date on which Transocean loses its majority voting interest in TODCO.

Transocean will automatically cease to provide the support Services described in this Section 3 once Transocean no longer owns a majority voting interest in TODCO. TODCO can also terminate such support Services upon 30 days prior written notice.

4.   LEGACY SYSTEMS

4.1  DESCRIPTION OF SERVICE

Transocean will provide TODCO access and routine IT support needed to enable TODCO to have viewing and report-generating access to the prior years' records of TODCO's business activities contained in inactive or "legacy" systems at the same general level as Transocean's access and capabilities. The legacy systems include the human resource, payroll and general ledger (including Showcase) modules of Infinium as well as any previous records in electronic form covering the activities of TODCO and its predecessor companies which are and remain in Transocean's possession and to which Transocean retains access.

As defined in Section 7.3 of the Separation Agreement, Transocean will cooperate with TODCO, to the extent feasible, in the separation and transfer of legacy data between those relating to TODCO's past transactions and those relating to Transocean.

Transocean shall not be required to take any action or incur any expense for or on behalf of TODCO in regard to these legacy systems which Transocean does not otherwise take or incur for or on behalf of Transocean.

4.2  COST OF SERVICE

Transocean will charge $500 per month for the legacy Services. To the extent that Transocean's legacy Services beyond the access and routine support Services described in Section 4.1 above are required to separate and transfer TODCO data to TODCO, Transocean will provide such services at $125 per hour for Transocean personnel plus actual costs incurred for third party resources and any out-of-pocket expenditure.

4.3  DURATION

Transocean will provide the legacy Services during the twelve month period following the IPO Closing Date; provided that in no event shall Transocean provide such Services after the point at which it no longer provides to TODCO the WAN access Services described in Section 1.0 of this Exhibit. TODCO will be responsible for ensuring that all relevant legacy data has been extracted and transferred to TODCO prior to the termination of the legacy Services.

5.0  GENERAL

TODCO understands and agrees that Transocean cannot and does not in any way guarantee or warrant that the access to the IT infrastructure, systems and applications described in this Exhibit I will be continuous and uninterrupted. Except as expressly set forth in Section 2.5 and Articles VII and VIII of this Agreement, Transocean shall have no liability to TODCO with respect to any of the IT Services described in this Exhibit I.

                                   EXHIBIT II

       TO TRANSITION SERVICES AGREEMENT BETWEEN TODCO AND TRANSOCEAN INC.

                                   ACCOUNTING
                                   ----------

1.0  GENERAL

Transocean Holdings shall provide or cause to be provided to the TODCO Group the accounting related Services described in this Exhibit II. As used in this Exhibit, unless the context requires otherwise "Transocean" shall mean the Transocean Group, and "TODCO" shall mean the TODCO Group.

For the sake of clarity, the parties acknowledge and agree that, as of the IPO Closing Date, TODCO will have assumed or will assume direct responsibility for the functions (including the recruitment of personnel and establishment of appropriate internal control procedures normally associated with such functions) set forth in this Section 1.0 below (the "Transferred Accounting Services"). Except as may be expressly agreed as additional Services under Section 2.3 of this Agreement, Transocean shall have no obligation to provide any Transferred Accounting Service; provided that nothing contained in this Exhibit II shall be interpreted or deemed to obligate Transocean to provide any service which is not otherwise expressly required hereunder. The Transferred Accounting Services shall include:

(a)  Accounting  for  all  transactions  involving  the  movement  of  cash;

(b) Administration of accounts payable, including but not limited to the receipt, recording and payment of vendor invoices on a timely basis;

(c) Administration of employee garnishments, including but not limited to the withholding of the appropriate amounts from employee compensation, recording and payment to the correct beneficiary;

(d) Timely preparation and submission of all statistical reports routinely requested by entities of government throughout the fiscal year;

(e) Calculation and recording of certain accruals or reserves for liabilities incurred under medical and dental insurance programs, Protection and Indemnity insurance programs, and retirement plans;

(f)  Review  and  analysis of balance sheet accounts relating to TODCO payrolls;

(g) Accounting for all transactions involving Property, Plant and Equipment, including but not limited to capital additions, disposals, transfers, retirements and re-valuations;

(h) Preparation and filing of all documents required to be filed with the Securities and Exchange Commission ("SEC") under the Securities Act of 1933 and the Securities Exchange Act of 1934, including but not limited to Forms 8-K, 10-K, 11-K, 10-Q, 8-K,

     S-1, S-3 and S-4, or other filings with other securities regulatory bodies ("Public Filings"); and

(i) Preparation of separate financial statements for any of TODCO's subsidiaries.

2.0  BUDGETS AND FORECASTS

TODCO  will  develop  and  maintain  its own budgeting and forecasting software.

In order to comply with Section 7.5 of the Separation Agreement and to allow Transocean to prepare consolidated budgets and forecasts, TODCO will upload summary budget and forecast data into ForeSite, Transocean's budgeting and forecasting system in accordance with deadlines pre-established by Transocean.

Transocean at its sole discretion will define the nature and extent of the budgeted and forecast data to be input into ForeSite and will use reasonable efforts to limit the level of detail so long as it is provided with hard copies and soft copies of TODCO's budgeting and forecasting worksheets in a timely manner.

Transocean will grant three TODCO users access to ForeSite free of charge and will invoice TODCO $500 (five hundred US dollars) per month for the provision of user support.

TODCO will input budget and forecast data into ForeSite so long as Transocean maintains a voting interest in TODCO that, under US GAAP, requires Transocean to fully consolidate TODCO's financial results. Access to ForeSite by TODCO users will terminate at the date when Transocean is no longer so required to consolidate TODCO.

If TODCO requests access to ForeSite for four or more users, Transocean will invoice $360 (three hundred and sixty US dollars) per month for each user starting with the fourth.

3.0  ACCOUNTING SYSTEMS SUPPORT

So long as TODCO's financial results are fully consolidated with those of Transocean, TODCO will utilize Transocean's accounting systems for its accounting records and the preparation of its financial statements. These accounting systems include PeopleSoft General Ledger ("PSGL"), PeopleSoft Asset Management ("PSAM") and International Financial Accounting System ("IFAS"). The cost to TODCO for such access is as set forth in Exhibit I.

Transocean will provide Transocean's own user support to TODCO for all routine procedures associated with PSGL, PSAM and IFAS, including:

-    Uploading and editing journal vouchers;

-    Distributing  the  suite of standardized summary and transactional reports;

- Updating existing or providing new master-file information such as exchange rates, cost centers, account codes and bookkeeping companies;

- Maintaining the standard chart of accounts files including the creation of new accounts which are for TODCO's exclusive use;

- Preparing and distributing monthly the "back-load" files extracted from PSGL and containing a complete set of accounting data relating to the activities of TODCO;

-    Trouble-shooting  and  responding  to  user  queries;

- Installing new systems or upgrades to existing systems and training TODCO users thereon; and

- Once TODCO's financial results no longer require consolidation with Transocean's, assisting in the extraction and transfer of TODCO's historical records to an alternative accounting system selected by TODCO.

Transocean will invoice $1,700 (one thousand seven hundred US dollars) per month for providing the aforementioned user support.

The user support does not cover non-routine projects such as the development of non-standard summary or transactional reports to meet TODCO's specific requirements. All assistance provided on such projects will be invoiced at an hourly rate calculated using the Annual Compensation of the assigned employee multiplied by a factor of 1.27 and divided by 1,888.

The user support will be provided for as long as TODCO utilizes Transocean's accounting systems to maintain its accounting records and will be subject to the same notice period prior to termination as that required in Section 2.2 of
Exhibit  I.

4.0  FINANCIAL REPORTING

Transocean will provide general guidance to TODCO using Transocean's normal in-house resources on:

- new pronouncements issued by the SEC and various other accounting and regulatory bodies; and

- application of Transocean accounting policies to TODCO's business activities;

free of charge during the period that TODCO's financial results are fully consolidated with those of Transocean.

Any draft Public Filing prepared by TODCO and submitted to Transocean, at Transocean's request, prior to submission will be reviewed by Transocean free of any charge to TODCO.

Any assistance requested by TODCO in the preparation of any Public Filing will be invoiced to TODCO at an hourly rate calculated using the Annual Compensation of the Transocean employee multiplied by a factor of 1.27 and divided by 1,888.

                                   EXHIBIT III

       TO TRANSITION SERVICES AGREEMENT BETWEEN TODCO AND TRANSOCEAN INC.

                                 INTERNAL AUDIT
                                 --------------

For such time as the Transocean Group holds a majority voting interest in TODCO, TODCO will utilize the services of the Internal Audit department of the Transocean Group ("Internal Audit") to carry out routine and non-routine audits of the TODCO organization and its activities. The audit Services will be substantially similar in scope, process and work product as those performed by Internal Audit for the Transocean Group.

At the start of each fiscal year, routine audit work will be planned by Internal Audit and proposed to TODCO's audit committee for approval.

Internal Audit will perform non-routine audits or special projects at the request of either the audit committee or executive management of TODCO.

All of the foregoing routine and non-routine work will be invoiced to TODCO at a daily rate that will vary depending on the job title of the Internal Audit team members performing the Services.

The daily rate will be calculated using an average Annual Compensation for the job title grossed up by (i) a burden factor ("Burden Factor") which covers dental, life insurance, medical and retirement benefits, savings plan matching and statutory contributions, and (ii) an allocated annual overhead factor. The allocated annual overhead factor will be determined using Internal Audit's overhead expenses, including those relating to both the Assistant Vice-President and the Senior Manager of Internal Audit (or their functional replacements over time) as well as any administrative support, but excluding all travel, meals and accommodation expenses (which will be billed separately as reimbursables). The Service Coordinators shall agree to the actual Burden Factor and allocated annual overhead factor to be applied in accordance with the foregoing.

The daily rate will be determined by the following formula:

                    Average Annual Compensation Per Job Title
                X (1 + Burden Factor) + Allocated Annual Overhead
                   __________________________________________
                                236 working days

The parties agree that the daily rates for Internal Audit Services will be set at the start of each calendar year. For 2003, the following rates will apply:

     Audit Manager: $700 per day
     Senior Auditor: $650 per day
     Senior IT Auditor: $675 per day
     Staff Auditor: $575 per day
     Allocated Annual Overhead: $61,910

Travel, meals and accommodations will be invoiced at cost to TODCO.

                                   EXHIBIT IV

       TO TRANSITION SERVICES AGREEMENT BETWEEN TODCO AND TRANSOCEAN INC.

                            HUMAN RESOURCES SERVICES
                            ------------------------


Transocean Holdings shall provide or cause to be provided to the TODCO Group the Human Resources related Services described in this Exhibit IV. As used in this Exhibit, unless the context requires otherwise, "Transocean" shall mean the Transocean Group, and "TODCO" shall mean the TODCO Group.


1.0  EMPLOYEES  SECONDED  FROM  TRANSOCEAN

1.1  SECONDMENT

If requested by TODCO and subject to mutual written agreement, Transocean will, from time to time, second certain employees to TODCO. All individuals seconded to TODCO by Transocean will remain employees of Transocean and the terms and conditions (including cost and duration) of their secondment will be documented in a standard agreement signed by both TODCO and Transocean. The parties intend that TODCO will be billed at a rate equal to Transocean's costs of such employees and such costs associated with the seconded employees will be billed monthly to TODCO, without mark-up or administration fee. Such costs will include compensation costs and allowances, social security burdens, company contributions to deferred benefit and retirement plans and burdens relating to Transocean's medical, dental and life insurance schemes. Bonus and other non-monthly payments will be charged pro rata based on the period of secondment. Incidental business-related expenses incurred by the employee shall be paid directly by TODCO or re-charged by Transocean to TODCO at cost.

1.2  DURATION

Transocean shall not be obligated to consider a secondment of its employees to TODCO past the date at which Transocean no longer owns a majority voting interest in TODCO; provided that any Transocean employees under secondment to TODCO at the time Transocean no longer retains a majority voting interest may, upon agreement of the parties, complete the originally agreed period of secondment. The parties agree that the terms of such secondment shall be subject to early termination upon Transocean losing its majority voting interest in TODCO.

                                    EXHIBIT V

       TO TRANSITION SERVICES AGREEMENT BETWEEN TODCO AND TRANSOCEAN INC.

              RISK MANAGEMENT, CASH MANAGEMENT & TREASURY SERVICES
              ----------------------------------------------------


1.0. TRANSFER  OF  RISK  MANAGEMENT  FUNCTION.

The Risk Management department of the Transocean Group shall assist in the initial transfer of risk management responsibilities from the Transocean Group to the TODCO Group free of charge. No other risk management, cash management and treasury services shall be provided except as set forth in Section 2.0 below.

2.0. ADDITIONAL  RISK  MANAGEMENT,  CASH  MANAGEMENT  AND  TREASURY  SERVICES.

TODCO may request in writing additional risk management, cash management and treasury services to be provided by the Transocean Group for a period of six months from the IPO Closing Date. In the event the parties agree as set forth in Section 2.3 of the Agreement, Transocean Holdings shall provide or cause to be provided such Services up to a maximum of the six month period. All such additional Services will be billed at an hourly rate calculated using the relevant Risk Management or Treasury employee's Annual Compensation multiplied by a factor of 1.27 and divided by 1,888.